SANUWAVE®

Healing today. Curing tomorrow.

Creating a brighter future by providing novel and cost effective solutions, focused on societal needs with the sole purpose of bettering lives everywhere

OTCQB: SNWV

December 2019

Forward-Looking Statement Disclaimer

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities and are thus prospective.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements.

Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company's ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

SANUWAVE Health

SANUWAVE Health (SNWV), Inc. is an emerging shockwave technology company focused on the development and commercialization of patented noninvasive, high-energy, acoustic focused, shockwaves for the repair and regeneration of tissue, musculoskeletal and vascular structures.

FDA permitted marketing of The dermaPACE® System in December 28, 2017


dermaPACE
dermaPACE Treatment
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Pulses 0
Setting D332
E2
Treatment area 1cm²
Selected dose 500
Pulses/min 240
Probe life span 50500
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20.5.08 19:24
NUWAVE

Investment Highlights & Recent Developments

Accomplishments in 2018

- Hired Shri Parikh, President Healthcare
- Received reimbursement tracking for DFU procedure
- Signed Premier Shockwave as the exclusive distributor for the VA and IHS
- Added Science Advisor, Dr. Perry Mayer
- JWC published a peer review article on SANUWAVE's 336 double blind study
- Added 15 countries to international distribution
- Signed with NFS to help finance equipment growth

Goals for 2019

- 110 US Placements ; 300 certified users
- Reimbursement; finish with at least 10 million lives covered and paid by insurance
- Launch 2-3 domestic clinical studies
- Add 3-4 new countries
- Add Additional science advisors
- Add other key senior management hires

SANUWAVE Healing today. Curing tomorrow.

A Leader in Shockwave Technology Development and Commercialization

Patented, non-invasive devices for the repair and regeneration of:

- Skin
- Musculoskeletal tissue
- Vascular structures

Devices activate biologic signaling and angiogenic responses, producing:

- New vascularization
- Microcirculatory improvement
- Tissue regeneration



Immediate microcirculatory improvement



Growth factor up-regulation



SANUWAVE
Healing today. Curing tomorrow.

Global Wound Care Market Overview

Medical burden of wounds drives new technology investments

The increasing prevalence of chronic wounds is being driven by the sharp rise in diabetes and obesity

US and worldwide wound prevalence

Types of wound	US prevalence (m)	Worldwide prevalence (m)	Healing time (days)	Estimated CAGR (2007-16e)
Surgical wounds	67	110.3	14	3.6%
Traumatic wounds	N/A	1.6	28	1.7%
Lacerations	N/A	20.4	14	1.2%
Burn wounds (outpatient)	1.3	3.4	21	1.0%
Burn wounds (medically treated)	N/A	6.5	21	1.3%
Burn wounds (hospitalised)	N/A	0.2	50	1.1%
Pressure ulcers	2.5	8.5	N/A	6.9%
Venous ulcers	2.5	12.5	N/A	6.7%
Diabetic ulcers	1.5	13.5	70-150	9.3%
Amputations	0.086	0.2	N/A	1.2%
Carcinomas	N/A	0.6	14	3.0%
Melanoma	N/A	0.1	14	3.2%
Complicated skin cancer	N/A	0.1	28	3.1%

Source: MedMarket Diligence (2015)

SANUWAVE
Healing today. Curing tomorrow.

U.S. Wound Care Market Overview

Prevalence of wounds

US prevalence of all wounds
(8 million pa)



Diabetic foot ulcer 18%
Venous ulcer 12%
Arterial Ulcer 3%
Trauma/ surgical 5%
Burns 6%
Pressure ulcer 56%

Source:
BioMedGPS (2015)

U.S. prevalence of hard-to-heal wounds*
(3.2 million pa)



Diabetic foot ulcer 29%
Venous ulcer 15%
Arterial Ulcer 8%
Trauma/ surgical 13%
Burns 1%
Pressure ulcer 34%

Source: BioMedGPS (2015). Note: *<50% surface area reduction in four weeks

SANUWAVE
Healing today. Curing tomorrow.

The dermaPACE® System meets the market need for better outcomes at lower cost

Key Industry Needs

BROADER ACCESS TO CARE

REDUCED COSTS

IMPROVED HEALTH OUTCOMES

BETTER PATIENT CARE EXPERIENCE

SANUWAVE
Healing today. Curing tomorrow.

The dermaPACE® System positions SANUWAVE for large revenue potential across wound indications in the United States

Estimated at >$45 Billion

Annual wound care costs in the United States[4]



Pressure ulcers (PUs) 3 ~$12Bn Annual treatment costs. Inpatient only, all payers
Diabetic foot ulcers (DFUs) 1 ~$15Bn Annual treatment costs. All care settings, all payers
Venous leg ulcers (VLUs) 2 ~$18Bn Annual treatment costs. All care settings, all payers

[1] Rice et al. Diabetes Care 2014;37 [2]: 651-658. 2Rice et al. J Med Econ 2014; 17 (5): 347-356. [3] National Pressure Ulcer Advisory Panel (NPUAP). Pressure Ulcer Awareness Day Proclamation. Available at: www.npuap.org/wp-content/uploads/2012/11/Proclamation-Pressure-Ulcer-Awa. [4]Derived by combining the data provided within sources 1,2 &3 *Does not include work-loss costs, legal costs, prescription drug costs for Medicare patients, out-of-pocket costs paid by the patient, costs borne by supplemental insurers, and other indirect costs.

SANUWAVE®
Healing today. Curing tomorrow.

The dermaPACE® System positions SANUWAVE for continued success in large and emerging markets

Market Drivers

- Aging population
- Chronic illnesses
- Emerging middle class
- Clinical practice/education
- Innovation
- Reach
- Funding
- Regulatory environment

Volume of wounds by geography (M)
(Premium and mid-tier segments only)



40
30
20
10
0
More than 130m wounds
China
Africa
India
MENA
Brazil
Russia
Mexico
ASEAN
South Korea

Value of wounds by geography ($M)
(Premium and mid-tier segments only)



1000
750
500
250
0
$1,900m market
China
MENA
Africa
ASEAN
Brazil
India
South Korea
Mexico
Russia

Source: Smith & Nephew (2015)

SANUWAVE

Strategy to Capture Growth Opportunities

Healthcare Industry Needs Drive Opportunities	Sanuwave Strategies to Capture Growth	Sources of Growth
Broader Access	Drive Global Expansion	▪ U.S. launch of dermaPACE ▪ Sales coverage ramp up ▪ Enhanced commercialization infrastructure ▪ Emerging markets
Reduce Cost & Improve Efficiency	Deliver Economic Value	▪ Value-added solutions and services that offer clinical and economic advantages
Improve Clinical Outcomes and Patient Experience	Accelerate Therapy Innovation	▪ AWC portfolio additions (M&A) ▪ New dermaPACE indications (5-fold DFU Market (see slide 14) ▪ PACE R&D – new therapies (Multi-billion market opportunity (see slide 14)

SANUWAVE
Healing today. Curing tomorrow.

Market Opportunity with The dermaPACE® System

U.S Market

- Diabetic Foot Ulcers - $4B+ market size.
- 29 million people living with diabetes and 86 million pre-diabetics.
- 25% of diabetics will acquire a non-healing ulcer in their lifetime; ~3 million diabetic ulcers annually.
- Diabetic foot ulcers lead to over 50,000 amputations annually at a cost that is estimated to exceed $5.1 billion annually.
- Hospitalization costs of ~$20,000 for a patient with a DFU; ~$70,000 for an amputation.

International Market

- Globally there are 382 million people living with diabetes and it is expected to reach 592 million by 2035, an increase of 55%.
- dermaPACE is CE Marked and currently marketed by independent distributors in Canada, Romania, Italy, S. Korea, Taiwan, Malaysia and Indonesia.
- dermaPACE can be licensed or joint ventured in these markets to speed market penetration while minimizing operating costs.

The international global wound care market of $22 billion offers significant expansion opportunity for CE marked dermaPACE

SANUWAVE
Healing today. Curing tomorrow.

The dermaPACE® System
Treating Diabetic Foot Ulcers

Robust closure with extremely low recurrence rates

Non-invasive, convenient, and safe

Mechanism of action (MOA) allows :

Increased blood flow (perfusion) and improved vascularization (angiogenesis)

Restored oxygenation to ischemic area

Accelerated tissue repair that may decrease long-term DFU complications

Cost-effective

May be used as an adjunct therapy



SANUWAVE®
Healing today. Curing tomorrow.

U.S. Market Strategy


>10 million
Pressure Sores 4.5 Million
ALU 1.0 Million
VLU 3.3 Million
1.9 Million DFU
110 2019 Goal
400 2020 Goal
Expected Break Even Point
800 2021 Goal
1600 2022 Goal
2,200 Wound Care Centers
10,000 Hospital Outpatient, In Office and Assisted Living Care

Expand indications to drive increase in usage. Expected approval date: 2023

Placement
x
$200
x
Days
x
Rate
=
REVENUE



SANUWAVE
Healing today. Curing tomorrow.

Growth Strategy

Seek relationships with qualified partners and JV/licensing agreements

- **Address** advanced wound care market - large and growing
  - ✓ Domestic rollout of 2,000 placements; 500,000 treatments (DFU only) and greater than $100 million in revenue in 5 years
  - ✓ With increased indication the number of treatments per year could reach 2,500,000
  - ✓ International placements and revenue could equal domestic over the same period
  - ✓ Combination therapies will drive increasing usage globally
- **Serve** other medical markets, orthopedics, plastic/cosmetic, vascular/cardiac
  - ✓ $2 Billion Market Opportunity
- **Expand** to non-medical industrial applications (biofilm destruction, water cleaning, energy production). Working with major universities in proof of concept
  - ✓ $2 Billion Market Opportunity


Advanced Wound Care
Other Medical Markets
Industrial Applications



SANUWAVE

Business Model Transformation

Transform from a product company to a provider of comprehensive value propositions and solutions that address the wound care patient pathway

Current Business Model	Future Business Model	Competitive Strategy
dermaPACE® device	Portfolio of value-added wound care solutions encompassing dermaPACE, complementary modalities, wound analytics, and training	Therapy line ownership
		Profit from broader value chain
		Orchestration and partnering
		Analytics and evidence
		Services bundled with product

SANUWAVE
Healing today. Curing tomorrow.

Global Clinical Studies

Action	**Sites**
New AWC	
• **VLU**	**12+**
• **Pressure Ulcer**	**12+**
• **ALU**	**12+**
Vascularization/Perfusion/Dosing	
• **Domestic/US**	**2**
• **Global**	**2**
Surgical Incisions/Cosmetic	
• ***Domestic/US***	**1**
Combination Therapy	




Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2019
2020

At any given time we are engaged in multiple international case studies to treat wounds as well as other scientific studies. They range from biofilm, the Critical Limb Ischemia, stem cell growth, cardiac, and inflammatory response.

SANUWAVE

Intellectual Property (IP) Organic Growth

Number of Patents in 2006, 2012 and 2018



90
80
70
60
50
40
30
20
10
0
14
18
25
10
9
28
11
9
10
2
10
19
37
46
82
US Patents
Foreign Patents
US Appl(s)
Foreign Appl(s)
TOTAL
2006
2012
2018

	2006	2012	2018
US Patents	14	18	25
Foreign Patents	10	9	28
US Appl(s)	11	9	10
Foreign Appl(s)	2	10	19
TOTAL	37	46	82
Percentage		24%	
Subject of Issued Patents	Orthopedics, Arthritis, Ischemia, Spinal, Lithotripsy, Device Design	Orthopedics, Arthritis, Ischemia, Spinal, Blood Sterilization, Device Design	

SANUWAVE
Healing today. Curing tomorrow.

New Device Placements (Includes International) – Historical and 2019 Projection



400
350
300
250
200
150
100
50
0
6
10
45
47
140
350
30 Units, International & VA
110 Units, US non-VA/IHS placements
50 Units, International & VA
300 Units, US
2012
2014
2016
2018
2019 projection
2020 projection

SANUWAVE
Healing today. Curing tomorrow.

Non-Medical Markets

Addressable opportunities covered by Patents

Energy Production

- Advanced Fracking
- Improved / Enhanced Oil Extraction Recovery

Water

- Fracking Water Cleaning
- Industrial Water Cleaning
- Drinking Water Cleaning

Food Industry

- Preservation
  - Milk
  - Fruit Juices
- Meat Tenderizing
- Meat Cleaning

Industrial Biofilms

- Biofilm Destruction
  - Industrial Equipment
  - Cosmetic/Food Industry Equipment
  - Monuments







SANUWAVE
Healing today. Curing tomorrow.

Wound Care Industry Valuations and Comparison

Company Name	Ticker Symbol	Market Cap (as of 12/1/19)
Integra Life Sciences Holding Corp.	NASDAQ: IART	$5.22B
Convatec Group Plc	LSE: CTEC	$3.8B
Vericel Corporation	NASDAQ: VCEL	$847M
Organogenesis	NASDAQ: ORGO	$512M
MiMedx Group Inc.	OTC MKTS: MDXG	$781M
RenovoCare	OTC MKTS: RCAR	$103M
PolarityTE	NYSE: PTE	$86M
Mediwound Ltd.	NASDAQ: MDWD	$82M
SANUWAVE Health, Inc.	OTC MKTS: SNWV	$24M
Shockwave Medical [2]	NASDAQ: SWAV	$1.1B
Soliton, Inc. [1]	NASDAQ: SOLY	$187M

Wound Care

Shockwave

Footnotes:
1. IPO March 11, 2019
2. IPO February 19, 2019

Wound Companies M&A
1. Osiris Therapeutics by Smith & Nephew
2. KCI by 3M
3. Derma Science by Integra LifeScience

SANUWAVE
Healing today. Curing tomorrow.

Select Financial Information

Cash and Cash Equivalents - September 30, 2019	$402,656
Common Shares Outstanding	269M
Warrants	30M
Options Outstanding	33M
Notes Payable - Due December 31, 2018	$7.1M(1)

(1) Due to HealthTronics, Inc. as part of original 2005 purchase price

SANUWAVE
Healing today. Curing tomorrow.

Management Team

Kevin Richardson II, CEO and Chairman of the Board – Joined August 2005
Joined the Company as chairman of the board of directors in August of 2005. Brings a broad array of financial knowledge for healthcare information technology, financial services, business services and other industries. Since 2004, Mr. Richardson founded and has served as managing partner of Prides Capital LLC, an investment management firm.

Shri Parikh, President – Joined in 2018
20+ years experience in healthcare, medical device and wound care. Previously, Shri was with Molnlycke Health Care, where he held the title of Vice President, Sales and Marketing. Shri was also the Director of National Accounts at Stryker in Austin, TX, a leading medical technology company offering innovative products and services in Orthopaedics, Medical and Surgical Equipment, and Neurotechnology and Spine. Shri began his career in sales at Bristol-Myers Squibb and held various roles with increasing sales and corporate account responsibility at Guidant and St. Jude prior to joining Stryker.

Iulian Cioanta, Ph.D., Chief Technology and Science Officer– Joined in 2007
18+ years experience in medical device industry. Previously with Cordis Endovascular, a Johnson & Johnson company, Kensey Nash Corporation, ArgoMed Inc. and the Institute for the Design of Research Apparatuses.

Lisa Sundstrom, Chief Financial Officer– Joined in 2006
20+ years finance and accounting experience. Previously with Automatic Data Processing (ADP) and Mitsubishi Consumer Electronics.

Peter Stegagno, Chief Operating Officer– Joined in 2006
20+ years in medical device markets including manufacturing, design and development, quality assurance and international and domestic regulatory affairs.

Why Invest in SANUWAVE®

- The dermaPACE® System received FDA Clearance on 12/28/2017
- Internationally signed 20 new countries since 2018
- Equipment Finance agreement signed in U.S. with NFS
- Seasoned Management team
- Advanced wound care market growing 5%+ YOY
- USA DFU market is over $4Billion annually
- Execution: 110 U.S. placements in 2019 will lead to rapid revenue increases
- Received CPT tracking code for billing to insurance carriers of the procedure
- Strong recurring revenue economic model

SANUWAVE®

Healing today. Curing tomorrow.

To be viewed by the world as a diverse compassionate global family that provides positive impact on life and environment, one shock at a time.

OTCQB: SNWV

SANUWAVE Health, Inc.
3360 Martin Farm Road, Suite 100
Suwanee, GA 30024

info@sanuwave.com

+1(770) 419-7525